UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2013

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1550
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    Completion of Acquisition or Disposition of Assets.
On June 16, 2014, Associated Estates Realty Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K reporting the acquisition by the Company of Alpha Mill Phase I and Alpha Mill Phase II (the “Acquired Properties”). The Acquired Properties are part of the portfolio acquisition from entities controlled by Northwood Ravin, LLC (the “Northwood Ravin Portfolio”) that the Company previously reported by means of a Current Report on Form 8-K filed with the SEC on September 25, 2013.

On November 25, 2013, the Company filed with the SEC a Current Report on Form 8-K reporting the acquisition of Lofts at Weston Lakeside (f/k/a Lofts at Weston), part of the Northwood Ravin Portfolio. The financial statements and pro forma financial information required by Item 9.01 of Form 8-K for the acquisition of Lofts at Weston Lakeside, as well as for two other properties comprising the Northwood Ravin Portfolio acquired by the Company (The Apartments at Blakeney and St. Mary’s Square), were filed by means of an amendment on Form 8-K/A filed with the SEC on January 29, 2014.

This amendment on Form 8-K/A is being filed for the sole purpose of filing the financial statements and pro forma information required by Item 9.01 of Form 8-K, and should be read in conjunction with the aforementioned Current Report on Form 8-K filed on June 16, 2014.

During the year ended December 31, 2013 and the six months ended June 30, 2014, Associated Estates Realty Corporation (the “Company”) acquired the following five properties as components of the Northwood Ravin Portfolio:

The Apartments at Blakeney: A 295-unit apartment community located in Charlotte, North Carolina, was acquired on October 10, 2013. This property was purchased from NR Blakeney Property Owner, LLC for a purchase price of approximately $53.2 million, which was funded by the assumption of a mortgage loan on the property in the amount of $28.0 million and borrowings on the Company's unsecured revolving credit facility. Audited financial statements were included in Form 8-K/A as discussed above.
St. Mary's Square: A 134-unit apartment community located in Raleigh, North Carolina, was acquired on November 18, 2013. This property was purchased from NR St. Mary's Square, LLC for a purchase price of approximately $27.3 million, which was funded primarily from borrowings on the Company's unsecured revolving credit facility. St. Mary's Square leasing commenced on June 1, 2013, and construction was completed on September 26, 2013. Because such leasing history covered less than nine months of activity when the acquisition was reported on the Current Report on Form 8-K/A filed with the SEC on January 29, 2014, audited financial statements are not required.
Lofts at Weston Lakeside: A 215-unit apartment community located in Cary, North Carolina, was acquired on November 19, 2013. This property was purchased from Lofts at Weston SPE, LLC for a purchase price of approximately $38.3 million, which was funded primarily from borrowings on the Company's unsecured revolving credit facility. Lofts at Weston Lakeside leasing commenced on April 13, 2013, and construction was completed on October 18, 2013. Because such leasing history covered less than nine months of activity when the acquisition was reported on the Current Report on Form 8-K/A filed with the SEC on January 29, 2014, audited financial statements are not required.
Alpha Mill Phase I: A 167-unit apartment community located in Charlotte, North Carolina, was acquired on June 10, 2014. This property was purchased from NR Alpha Mill Property Owner, LLC for a purchase price of approximately $27.2 million, which was funded primarily from proceeds from a like-kind exchange.
Alpha Mill Phase II: A 100-unit apartment community located in Charlotte, North Carolina, was acquired on June 10, 2014. This property was purchased from NR Alpha Mill II Property Owner, LLC for a purchase price of approximately $18.0 million, which was funded primarily from proceeds from a like-kind exchange. Alpha Mill Phase II leasing commenced on May 17, 2014, and construction was completed on June 3, 2014. Because such leasing history covers less than three months of activity, audited financial statements are not required.

The aggregate purchase price of these properties exceeded 10% of the Company's total assets as of December 31, 2012, which was the most recent audited consolidated balance sheet prior to the commencement of the Northwood Ravin Portfolio acquisition. None of the properties was acquired from a related party of the Company.

ITEM 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Operations Acquired

The accompanying statement of revenues and certain operating expenses was compiled by management and is the responsibility of management.

Alpha Mill Phase I:

Independent Auditor's Report.

Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2013.

Unaudited Statement of Revenues and Certain Operating Expenses for the three months ended March 31, 2014.

Notes to Statements of Revenues and Certain Operating Expenses.

(b)	Unaudited Pro Forma Financial Information

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013.

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2014.

(c)	Exhibits

23.1 Consent of PricewaterhouseCoopers LLP.

Independent Auditor's Report

To the Board of Directors and Shareholders
of Associated Estates Realty Corporation:

We have audited the accompanying statement of revenues and certain operating expenses of Alpha Mill Phase I ("Alpha I") for the year ended December 31, 2013.

Management's Responsibility for the Statement of Revenues and Certain Operating Expenses

Management is responsible for the preparation and fair presentation of the statement of revenues and certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain operating expenses that is free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain operating expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to Alpha I's preparation and fair presentation of the statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Alpha I's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain operating expenses of Alpha I presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the statement of revenues and certain operating expenses of Alpha I for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of Alpha I's revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
Cleveland, OH
August 19, 2014

ALPHA MILL PHASE I

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
(Dollars in Thousands)

	(Unaudited)
	Three Months Ended	Year Ended
	March 31, 2014	December 31, 2013

Revenue
Property revenue	$590	$2,309

Certain operating expenses
Property operating and maintenance	144	669
Real estate taxes and insurance	47	174
Total certain operating expenses	191	843

Revenue in excess of certain operating expenses	$399	$1,466

See accompanying Notes to Statements of Revenues and Certain Operating Expenses.

ALPHA MILL PHASE I

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

1.    BASIS OF PRESENTATION
On June 10, 2014, Associated Estates Realty Corporation (the "Company") acquired, through a wholly owned subsidiary, Alpha Mill Phase I ("Alpha I"), a 167-unit (unaudited) apartment community located in Charlotte, North Carolina. Alpha I was purchased from NR Alpha Mill Property Owner LLC, an unrelated third party.
The accompanying statements of revenues and certain operating expenses relate to Alpha I, and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X  promulgated under the Securities Act of 1933, as amended. Accordingly, certain expenses such as depreciation and amortization, interest, management fees and other corporate expenses are not included in the statements of revenues and certain operating expenses because they are not directly related to the proposed future operations of Alpha I. Therefore, the amounts reported in the accompanying statements may not be comparable to the results of operations reported for the future operations of Alpha I. Except as noted above, the Company is not aware of any material factors during the year ended December 31, 2013, or the three months ended March 31, 2014, that would cause the reported financial information not to be indicative of future operating results.

The accompanying interim statement of revenues and certain operating expenses for the three months ended March 31, 2014 is unaudited. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included. The reported results are not necessarily indicative of the results that may be expected for the full year.
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition: Apartment units are generally leased with terms of one year or less. Rental revenue from residential leases, which may include periods of free rent, are recognized on a straight-line basis. Reimbursements for expenses, such as water and sewer expenses, are included in “Property revenue” in the statements of revenues and certain operating expenses.
Property Operating and Maintenance: Property operating and maintenance expenses represent the direct expenses of operating Alpha I, and consist primarily of payroll, utilities, repairs and maintenance, and other operating expenses that are expected to continue in the proposed future operations of Alpha I.
Capitalization: Significant improvements and replacements are capitalized and depreciated using the straight-line method over their estimated useful lives, which are not included in these statements of revenues and certain operating expenses. Repairs and maintenance costs are charged to expense as incurred, and are included in “Property operating and maintenance” in the statements of revenues and certain operating expenses.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.
Commitments and Contingencies: Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. There is no material litigation, nor to management's knowledge is any material litigation currently threatened against Alpha I, other than routine litigation claims and administrative proceedings arising in the ordinary course of business.

3.    SUBSEQUENT EVENTS
Management has evaluated all events and transactions that occurred after December 31, 2013 through August 19, 2014, the date which the statements were available to be issued, and noted no items requiring adjustment of the statements or additional disclosure.

ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA FINANCIAL INFORMATION
(UNAUDITED)

The following unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 of the Company is presented as if The Apartments at Blakeney, St. Mary’s Square, Lofts at Weston Lakeside, Alpha Mill Phase I and Alpha Mill Phase II had been acquired on January 1, 2013. This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisitions been consummated on January 1, 2013, nor does it purport to represent the future results of operations of the Company.

The following unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2014 of the Company is presented as if Alpha Mill Phase I and Alpha Mill Phase II had been acquired on January 1, 2013. This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisitions been consummated on January 1, 2013, nor does it purport to represent the future results of operations of the Company.
This unaudited pro forma consolidated information should be read in conjunction with the historical financial information and notes thereto contained in the Company's Annual Report on Form10-K for the year ended December 31, 2013 and the Company's Quarterly report on Form 10-Q for the six months ended June 30, 2014.

ASSOCIATED ESTATES REALTY CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013
(UNAUDITED)

		The
		Apartments		Lofts at
	Historical	at	St. Mary's	Weston	Alpha Mill	Alpha Mill	Pro Forma		Pro Forma
(in thousands, except per share amounts)	Amounts (A)	Blakeney (B)	Square (C)	Lakeside (D)	Phase I (E)	Phase II (F)	Adjustments		Amounts
Revenue
Property revenue	$179,982	$3,497	$417	$534	$2,309	$—	$—		$186,739
Office revenue	1,497	—	—	—	—	—	—		1,497
Total revenue	181,479	3,497	417	534	2,309	—	—		188,236

Expenses
Property operating and maintenance	67,879	1,148	234	324	843	—	—		70,428
Depreciation and amortization	58,053	—	—	—	—	—	4,521	(G)	62,574
Construction and other services	—	—	—	—	—	—	—		—
General and administrative	19,481	—	—	—	—	—	—		19,481
Development costs	912	—	—	—	—	—	—		912
Costs associated with acquisitions	524	—	—	—	—	—	(266)	(H)	258
Total expenses	146,849	1,148	234	324	843	—	4,255		153,653
Operating income (loss)	34,630	2,349	183	210	1,466	—	(4,255)		34,583
Interest expense	(29,342)	—	—	—	—	—	(1,999)	(I)	(31,341)
Income (loss) from continuing operations	5,288	2,349	183	210	1,466	—	(6,254)		3,242

Net income applicable to common
shares
Earnings per common share - basic:
Income (loss) from continuing operations
applicable to common shares	$0.10								$0.06

Earnings per common share - diluted :
Income (loss) from continuing operations
applicable to common shares	$0.10								$0.06

Weighted average shares outstanding - basic	51,622								51,622
Weighted average shares outstanding - diluted	52,184								52,184

ASSOCIATED ESTATES REALTY CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2014
(UNAUDITED)

	Historical	Alpha Mill	Alpha Mill	Pro Forma		Pro Forma
(in thousands, except per share amounts)	Amounts (J)	Phase I (K)	Phase II (L)	Adjustments		Amounts
Revenue
Property revenue	$96,417	$1,038	$23	$—		$97,478
Office revenue	933	—	—	—		933
Property management and construction services revenue	267	—	—	—		267
Total revenue	97,617	1,038	23	—		98,678

Expenses
Property operating and maintenance	37,500	340	24	—		37,864
Depreciation and amortization	32,180	—	—	333	(G)	32,513
General and administrative	9,915	—	—	—		9,915
Development costs	528	—	—	—		528
Construction services	90	—	—	—		90
Costs associated with acquisitions	113	—	—	(17)	(H)	96
Total expenses	80,326	340	24	316		81,006
Operating income (loss)	17,291	698	(1)	(316)		17,672
Interest expense	(13,540)	—	—	—		(13,540)
Gain on disposition of properties	100,870	—	—	—		100,870
Income (loss) from continuing operations	104,621	698	(1)	(316)		105,002

Net income applicable to common
shares
Earnings per common share - basic:
Income (loss) from continuing operations
applicable to common shares	$1.82					$1.83

Earnings per common share - diluted :
Income (loss) from continuing operations
applicable to common shares	$1.81					$1.81

Weighted average shares outstanding-basic	57,419					57,419
Weighted average shares outstanding-diluted	57,876					57,876

ASSOCIATED ESTATES REALTY CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

A.
Represents historical income from continuing operations included in the consolidated income statement of the Company for the year ended December 31, 2013, as contained in the consolidated financial statements filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

B.	Represents the historical revenue and certain expenses of The Apartments at Blakeney from January 1, 2013 through October 9, 2013.

C.	Represents the historical revenue and certain expenses of St. Mary's Square from January 1, 2013 through November 17, 2013.

D.	Represents the historical revenue and certain expenses of Lofts at Weston Lakeside from January 1, 2013 through November 18, 2013.

E.	Represents the historical revenue and certain expenses of Alpha Mill Phase I from January 1, 2013 through December 31, 2013.

F.	There are no proforma results reported as the property was still under construction as of December 31, 2013.

G.	Represents depreciation and amortization based on the preliminary purchase price allocations which are attributable as follows:

The Apartments at Blakeney

			January 1, 2013	Six Months
	Estimated		through	Ended
(Dollars in thousands)	useful life		October 9, 2013	June 30, 2014
Buildings and improvements	27.7 years	(1)	$1,506	$—
Furniture and fixtures	5 years	(1)	160	—
Intangible assets	1 year	(1)	600	—
Total			$2,266	—
(1)    Represents weighted average useful life.

St. Mary's Square

			June 1, 2013		Six Months
	Estimated		through		Ended
(Dollars in thousands)	useful life		November 17, 2013		June 30, 2014
Buildings and improvements	28.6 years	(1)	$350	(2)	$—
Furniture and fixtures	5 years	(1)	33	(2)	—
Intangible assets	1 year	(1)	116	(2)	—
Total			$499		$—

(1)    Represents weighted average estimated useful life.
(2)    Depreciation and amortization commenced when the units were placed in-service.

ASSOCIATED ESTATES REALTY CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS - (Continued)
(UNAUDITED)

Lofts at Weston Lakeside

			April 13, 2013		Six Months
	Estimated		through		Ended
(Dollars in thousands)	useful life		November 18, 2013		June 30, 2014
Buildings and improvements	27.7 years	(1)	$416	(2)	$—
Furniture and fixtures	5 years	(1)	43	(2)	—
Intangible assets	1 year	(1)	128	(2)	—
Total			$587		$—

(1)    Represents weighted average estimated useful life.
(2)    Depreciation and amortization commenced when the units were placed in-service.

Alpha Mill Phase I

			January 1, 2013	January 1, 2014
	Estimated		through	through
(Dollars in thousands)	useful life		December 31, 2013	June 9, 2014
Buildings and improvements	29.4 years	(1)	$754	$333
Furniture and fixtures	5 years	(1)	56	25
Intangible assets	5 months	(1)	359	—
Total			$1,169	$358

(1)    Represents weighted average estimated useful life.

Alpha Mill Phase II

			January 1, 2013	May 17, 2014
	Estimated		through	through
(Dollars in thousands)	useful life		December 31, 2013	June 9, 2014
Buildings and improvements	29.4 years	(1)	$—	$33	(2)
Furniture and fixtures	5 years	(1)	—	3	(2)
Intangible assets	1 year	(1)	—	4	(2)
Total			$—	$40

(1)    Represents weighted average estimated useful life.
(2)    Depreciation and amortization for Phase II commenced when the units were placed in-service.

H.
Represents the direct, incremental costs related to the three properties acquired during 2013 and the two properties acquired in 2014 that have been included in the historical consolidated income statement of the Company for the twelve months ended December 31, 2013. Represents the direct, incremental costs related to the two properties acquired during 2014 that have been included in the historical consolidated income statement of the Company for the six months ended June 30, 2014. Such costs are excluded from the pro forma because they are non-recurring charges related to the transaction.

I.
Represents interest expense on borrowings of $63.8 million on the Company's unsecured revolving credit facility used to acquire St. Mary's Square and Lofts at Weston Lakeside as if they had been acquired on January 1, 2013 through the date of acquisition. Interest expense also includes borrowings of $23.7 million on the Company's unsecured revolving credit facility and an assumed mortgage loan of $28.0 million used to acquire The Apartments at Blakeney, as if it had been acquired on January 1, 2013 through the date of acquisition. The borrowings on the unsecured revolving credit facility accrue interest at a variable rate based on the date of acquisition as follows: (1) St. Mary's Square - 1.47%; (2) Lofts at Weston Lakeside - 1.47%; and (3) The Apartments at Blakeney - 1.47%. Additionally, a fixed rate of 4.15% was used for borrowings on the mortgage loan assumed in connection with The Apartments at Blakeney acquisition. A variance in interest rate of 1/8% on the revolving credit facility would have an impact of $109,000 on income (loss) from continuing operations for the year ended December 31, 2013.

J.
Represents historical income from continuing operations included in the consolidated income statement of the Company for six months ended June 30, 2014, as filed in the Company's Quarterly Form 10-Q for the six months ended June 30, 2014.

K.	Represents the historical revenue and certain expenses of Alpha Mill Phase I from January 1, 2014 through June 9, 2014.

L.	Represents the historical revenue and certain expenses of Alpha Mill Phase II from May 17, 2014, the date that leasing activities commenced, through June 9, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

August 19, 2014	/s/ Lou Fatica
(Date)	Lou Fatica, Senior Vice President, Treasurer
and Chief Financial Officer